Exhibit 99.1

Penson Worldwide, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201 www.penson.com
PRESS RELEASE
Penson Combines U.S. B-D and FCM into Single Entity Following Regulatory Approval
DALLAS, TX, September 1, 2011 — Penson Worldwide, Inc. (NASDAQ: PNSN) today announced that following the receipt of all regulatory and exchange approvals, it has combined its U.S. broker-dealer and U.S. futures businesses into a single entity, effective immediately.
The combined Penson Financial Services, Inc., which now houses the operations of Penson Financial Services, based in Dallas, and Penson Futures, based in Chicago, facilitates more efficient use of capital and increased operating efficiencies. No other changes in management, marketing, resources or offices are contemplated.
The move, which follows a path taken by other firms that own both a broker-dealer and futures commission merchant, completes the first of the series of strategic initiatives Penson announced in an August 4, 2011 news release to reduce costs and debt, increase profitability and capital, and better position the Company for growth, in order to enhance shareholder value.
About Penson Worldwide: www.penson.com
The Penson Worldwide group of companies provides execution, clearing, custody, settlement and technology infrastructure products and services to financial services firms and others servicing the global financial services industry. The Penson Worldwide group of companies includes Penson Financial Services, Inc., Penson Financial Services Canada Inc., Penson Financial Services Ltd., Nexa Technologies, Inc., Penson Asia Limited, and Penson Financial Services Australia Pty Ltd, among other companies. Headquartered in Dallas, Texas, Penson has served the clearing needs of the global financial services industry since 1995. Penson Worldwide — Building the Best Clearing and Execution Services Firm in the World.
Penson Financial Services, Inc. is a member of FINRA, New York Stock Exchange, NYSE Arca Exchange, NYSE Amex Equities, NYSE Amex Options, BATS Exchange, Direct Edge Exchanges (EDGA and EDGX), Chicago Board Options Exchange (CBOE), Chicago Stock Exchange, International Securities Exchange (ISE), NASDAQ OMX BX, NASDAQ OMX PHLX, NASDAQ Stock Market, NASDAQ LIFFE, LLC, National Stock Exchange, Options Clearing Corp. (OCC), Fixed Income Clearing Corp. (FICC), MSRB, National Securities Clearing Corp. (NSCC), DTC, ICMA, Euroclear, and SIPC. Penson Financial Services, Inc. is also a registered Futures Commission Merchant and clearing member at the Chicago Mercantile Exchange, Chicago Board of Trade, New York Mercantile Exchange, Comex, Kansas City Board of Trade, Minneapolis Grain Exchange, NYSE Liffe US, NYSE Euronext LIFFE, ONEChicago, ICE Futures Europe and ICE Futures USA.

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Penson Financial Services Canada Inc. is a participating organization with the Toronto Stock Exchange, the Montreal Exchange, the CNSX Exchange and the TSX Venture Exchange, is regulated by the Investment Industry Regulatory Organization of Canada, is a member of the CIPF, CDCC and CDS and subscribes to various Canadian Alternative Trading Systems.
Penson Financial Services Ltd. is a member of the London Stock Exchange, Chi-X Europe, BATS Europe, NYSE Arca, NYSE Euronext, and SmartPool, and is authorized and regulated by the Financial Services Authority.
Penson Financial Services Australia Pty Ltd holds an Australian Financial Services License and is a Participant of ASX Limited, Australian Clearing House Pty Limited, and ASX Settlement and Transfer Corporation Pty Limited.
Forward-Looking Statements
Statements contained in this news release that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. Actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Penson undertakes no obligation to publicly update or revise any forward-looking statement.
Contacts: Gary Fishman (gary.fishman@anreder.com), Steven Anreder (steven.anreder@anreder.com), or Michael Shallo (michael.shallo@anreder.com), of Anreder & Company, at +1-212-532-3232

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